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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the

                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 15, 2004

                          BUTLER MANUFACTURING COMPANY

                          Butler Manufacturing Company
                              1540 Genessee Street
                                 P.O. Box 419917
                           Kansas City, Missouri 64102
                              Phone (816) 968-3000

                      Incorporated in the State of Delaware

                          Commission File No. 001-12335

                I.R.S. Employer Identification Number: 44-0188420



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ITEM 5.  OTHER EVENTS

         On April 15, 2004, Butler Manufacturing Company, a Delaware corporation ("Butler"), filed a press release concerning an unsolicited proposal received by Butler on April 13, 2004 by Robertson-Ceco Corporation in connection with an acquisition of Butler. Butler's press release is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS

         99.1 Press Release of Butler Manufacturing Company dated April 15,
2004.

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                                    SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



BUTLER MANUFACTURING COMPANY


April 15, 2004                                   /s/ John W. Huey
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Date                                          John W. Huey
                                              Vice President, General Counsel
                                              and Secretary

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                                  EXHIBIT INDEX


99.1 Press release date April 15, 2004 - Butler Manufacturing Company Evaluates Proposal from Robertson-Ceco Corporation